SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

--------------------------------------------------------------------------------
        Date of Report (Date of earliest event reported): August 15, 2000
                                                         (August 15, 2000)
            -------------------------------------------------------

                              TRUSTCO BANK CORP NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                  0-10592                                14-1630287
     -------------------------------        ---------------------------------
         (Commission File Number)           (IRS Employer Identification No.)

          -------------------------------------------------------------
                192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.        OTHER EVENTS
-------        ------------

               A press release was issued on August 15, 2000, declaring a quarterly cash dividend of $0.15 per share, payable October 2, 2000, to the shareholders of record at the close of business on September 8, 2000. The Company also announced that its Board of Directors approved a 15% stock split. The additional shares are to be distributed on November 13, 2000 to shareholders of record on October 20, 2000. Attached is the press release labeled as exhibit 99(a).




Item 7         (c) EXHIBITS
-------         -----------

                Reg S-K Exhibit No.  DESCRIPTION
                -------------------  -----------
                  99(a) Press release dated August 15, 2000, declaring a quarterly cash dividend of $0.15 per  share,  payable  October
                                     2, 2000,  to the  shareholders  of
                                     record at the close of business on
                                     September  8, 2000.  The Company  also
                                     announced  that its Board of  Directors
                                     approved a 15% stock  split.  The
                                     additional   shares  are  to  be
                                     distributed on November 13, 2000 to shareholders of record on October 20, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 15, 2000

                                              TRUSTCO BANK CORP NY
                                              (Registrant)


                                              By:/s/ William F. Terry
                                              -----------------------
                                              William F. Terry
                                              Secretary

                                 EXHIBITS INDEX


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                               Page
-------------------        -------------------------------------   --------
         99(a)             Press release dated August 15,              5
                           2000,   declaring a quarterly cash
                           dividend of $0.15 per share, payable
                           October 2, 2000, to the shareholders
                           of record at the close of business on
                           September 8, 2000.  The Company
                           also announced that its Board of
                           Directors approved a 15% stock split.
                           The additional shares are to be distributed on November 13, 2000 to shareholders of record on October 20, 2000.

                                                                   Exhibit 99(a)


TRUSTCO
Bank Corp NY                                                    News Release
192 Erie Boulevard, Schenectady, New York, 12305
--------------------------------------------------------------------------------
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                       NASDAQ -- TRST


                    Contact:        William F. Terry
                    Secretary
                    518-381-3611


FOR IMMEDIATE RELEASE:

                 TRUSTCO DECLARES CASH DIVIDEND AND STOCK SPLIT

Schenectady, New York - August 15, 2000

          On August 15, 2000 the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable October 2, 2000, to the shareholders of record at the close of business on September 8, 2000.

          The Company also announced that its Board of Directors approved a 15% stock split. The additional shares are to be distributed on November 13, 2000 to shareholders of record on October 20, 2000. The Board of Directors also expressed its intent to maintain its $0.60 annual dividend rate per share.

          TrustCo is a $2.4 billion bank holding company, and through its subsidiary banks, Trustco Bank, National Association and Trustco Savings Bank, operates 54 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. In addition, Trustco Bank, N.A. operates a full service Trust Department with $1.34 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.



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